Advantage Advisers, Inc.

                                         The Mexico Equity and Income Fund, Inc.

                                         Semiannual Report

                                         January 31, 2001

The Mexico Equity
and Income Fund, Inc.

Mexican Investment Adviser:

ACCI Worldwide, S.A. de C.V.

U.S. Investment Adviser:

Advantage Advisers, Inc., a wholly owned subsidiary of CIBC World Markets Corp.

Administrator:

CIBC World Markets Corp.

Sub-Administrator:

PFPC Inc.

Transfer Agent and Registrar:

PFPC Inc.

Custodian:

PFPC Trust Co.
Citibank, N.A.

                                         The Mexico Equity
                                         and Income Fund, Inc.

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                    The Mexico Equity and Income Fund, Inc.

                                                                  March 15, 2001

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of the Mexico Equity and Income Fund, Inc. (the "Fund") for the semi-annual period ended January 31, 2001.

The total return of the Fund based on its net asset value (NAV) declined (5.4%), which includes the effect of reinvested dividends, in the six months ended January 31, 2001, as compared to the (3.6%) decline in the benchmark Bolsa Index for the same time period. The Mexico Fund (MXF), the most comparable Mexican closed-end fund, lost (5.3%) during the same period. For the one year period ended January 31, 2001, the total return of the Fund based on its NAV increased 6.8%, outperforming MXF's NAV, which decreased (4.2%) and the Bolsa index which decreased (2.2%) for the same time period.

On December 1, 2000, the Fund paid a dividend of US$0.62 per share to shareholders of record on November 22, 2000. The Fund also accepted 1,272,821 shares at $8.38 per share (92% of NAV per share as of the close of business on January 5, 2001) pursuant to its tender offer program. The Fund repurchased approximately US$1.0 million worth of its common shares during the six month-period ended January 31, 2001 pursuant to its share repurchase program.

President Vicente Fox - the first democratically elected president in modern Mexican history - has proposed reforms throughout the economy, especially in the financial services, electric power, and petrochemical sectors. Bearing this in mind, the Fund's strategy continues to focus on highly liquid, blue-chip stocks.


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THE MEXICO EQUITY AND INCOME FUND, INC.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, do not hesitate to call our toll-free number, (800) 421-4777.


Sincerely,


/s/ Bryan McKigney


Bryan McKigney
President and Secretary


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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Mexican Adviser

For the Six Months Ended January 31, 2001

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MEXICO'S ECONOMY: REVIEW AND OUTLOOK

The Mexican economy grew 6.2% in real terms in the second half of calendar 2000, representing a modest slowing from the 7.7% growth rate in the first six months of the year.

The economy in the first half was characterized by declining inflation, low unemployment, a stable peso, relatively steady interest rates and a favorable trend in public finance, the latter reflecting both fiscal discipline and better than expected oil revenues. The Mexican Government derives about 30% of its revenues from the sale of crude oil.

The second half of calendar 2000 began on a hopeful note, as Mexicans reacted positively to the election in July of Vicente Fox as the new President. Mr. Fox, who took office in December, was elected on a platform of fiscal responsibility, economic reform and privatization of government-run businesses.

In the immediate aftermath of the election, the optimism exhibited in the money and foreign exchange markets was, however, in marked contrast to the concern over inflation expressed by Banco de Mexico (Mexico's Central Bank). The Central Bank has been concerned about two key factors that could escalate inflation: (1) ongoing negotiations between major Mexican employers and unions seeking higher wages; and (2) continued strong private domestic consumer spending. Consequently, the Central Bank increased the "short" on January 12, 2001, triggering an immediate resumption of rising interest rates throughout the economy. The Central Bank reduces liquidity in the banking system by increasing the "short," which is its mechanism for controlling liquidity in the secondary market, thereby raising interest rates.

The slowdown of the Mexican economy in the second half of 2000 was concentrated in the fourth quarter, due mostly to the U.S. economic slowdown that began during the second half of the year.

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Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance.

Tracking the Fund's NAV

The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.
--------------------------------------------------------------------------------

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THE MEXICO EQUITY AND INCOME FUND, INC.


Exports, which contributed to the strength of the Mexican economy during the first three quarters, began to slow in the fourth quarter of 2000. Domestic growth also slowed in the second half of 2000, although more moderately than exports, since private consumption in the services sector (e.g. commerce, hotels, and restaurants) accelerated. The advances of the services sector, however, were not substantial enough to compensate for the decline in exports, resulting in the overall slowdown in growth during the second half.

In the foreign exchange market, during the six-month period ended January 31, 2001, the spot exchange rate registered a low of 9.18 pesos to the U.S. dollar on August 18, 2000 and a high of 10.00 pesos to the U.S. dollar on January 18, 2001. The peso depreciated (3.3%) from July 31, 2000 to close at 9.67 on January 31, 2001, compared to 1.6% appreciation during the six months ended July 31, 2000. Overall, the peso remained relatively strong, with a (1.8%) depreciation for the year as a whole.

Inflation in Mexico was contained during 2000, mainly as a result of rising crude oil prices and a slowing U.S. economy. The Consumer Price Index increased 8.96% during the year, approximately one percentage point below the target set for 2000 by the government in November 1999.

Average oil prices are expected to be about US$5 per barrel less during 2001 than they were on average during 2000. Therefore, the Central Bank must constrain domestic demand by maintaining a strict monetary policy to achieve its inflation target of 6.5% for 2001. Given this situation, the Central Bank's handling of inflation over the next year will be viewed as an indicator of the ability of the new government to implement the fiscal reform that is so important to the Mexican economy.

President Fox will send bills to Congress to restructure the electricity and petrochemical sectors, which would contribute to improving medium-term economic growth prospects. The reforms will create competitive markets throughout the "electricity chain" (generation-transmission-distribution) to promote private investment in the country's electric power infrastructure, which could provide support for the country's economic growth. To build the necessary additional capacity and to modernize the transmission and distribution systems according to international standards requires an investment of US$25 billion over the next six years.

The government has also discussed reforms aimed at restructuring the petrochemicals industry, including an allocation of resources designed to spur competition. To compete with multinational petrochemical companies that are already operating and/or selling in the Mexican market, private Mexican petrochemical corporations will have to raise approximately US$7 billion to match the modernization and fiscal strength of their foreign competitors.


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                                         THE MEXICO EQUITY AND INCOME FUND, INC.


--------------------------------------------------------------------------------
THE MEXICAN STOCK MARKET

For the six-month period ended January 31, 2001, Mexico's Bolsa Index fell (3.6%) in U.S. dollar terms. For the three months ended on January 31, 2001, however, the Bolsa gained 21.7%, with the index ranging from a low of 5,148 on December 20, 2000 to a high of 6,615 on the period's closing date. The overall gain reflected the effects on the market of the two 50-basis-point interest rate reductions by the Federal Reserve during January, and the anticipation that further rate reductions were likely. The Bolsa Index's volatile behavior during the period reflects uncertainty about the severity and duration of the U.S. economic slowdown, as well as profit declines and warnings from many companies in the U.S. technology sector.

Domestically, market watchers continue to focus on possible signs of a slowdown in the Mexican economy, as well as the impact of the reforms proposed to the Mexican Congress.

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THE FUND'S PERFORMANCE

For the six-month period ended January 31, 2001, the total return of The Mexico Equity and Income Fund, Inc. (the "Fund") based on its net asset value (NAV) lost (5.4%), including the effect of reinvested dividends. During the same period, the Bolsa Index (the Fund's benchmark) declined (3.6%) and the NAV of The Mexico Fund (the Fund's most comparable peer) lost (5.3%), according to Lipper Analytical, Inc.

For the 12 months ended January 31, 2001, the total return of the Fund based on its NAV increased 6.8%, outperforming the Bolsa Index's loss of (2.2%) as well as The Mexico Fund's NAV loss of (4.2%).

The total return of the Fund based on its common share market price gained 17.0%, including the effect of reinvested dividends, for the 12 months ended January 31, 2001, outperforming both The Mexico Fund, which gained 7.9% through the same period, and the Bolsa Index which declined (2.2%) also during that period.

During the six months ended January 31, 2001, the total return of the Fund based on its common share market price lost (7.7%), versus a 12.3% gain in the common share market price of The Mexico Fund and a (3.6%) decline in the Bolsa Index.


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--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

The Fund's asset allocation continues to be overweighted in highly liquid, blue-chip stocks in the communications, media, retail, and financial sectors. There were no major changes made to the portfolio's strategy during 2000.

In Mexico, telecommunications and media companies did not become overvalued (as they became on the Nasdaq in the U.S.) and are currently trading at attractive EV/EBITDA ratios (Enterprise Value/Earnings Before Interest, Taxes, Depreciation, and Amortization): Telmex at 5x; Televisa at 9x; and TV Azteca at 10x. With ratios at these levels and anticipated earnings growth above 10% per year in real terms through the end of 2001, we believe these companies appear to be excellent values.

We intend to maintain the Fund's overweight position in blue-chip stocks for the foreseeable future. The portfolio currently holds 17 companies, of which six are held as American Depository Receipts (ADRs). The ADR weighting is approximately 16% of the total equity allocation.

During the second half of 2000, the number of financial-sector holdings was increased. During this period, financial stocks became attractive due to consolidation within the industry, resulting in fewer financial groups and improved balance sheets.

On January 31, 2001 the Fund's asset allocation was 89% equities and 11% convertible bonds and banking promissory notes.

During the six months ended January 31, 2001, the Fund withdrew from its total assets US$17,785,034.80 (17.3% of its average monthly assets over the six months ended January 31, 2001), to conduct activities to enhance shareholder value. The Fund took several actions to enhance shareholders' value as follows:

(1) On December 1, 2000, the Fund distributed US$0.62 per share in the form of a cash dividend.

(2) Pursuant to the Fund's tender offer program, the Fund accepted 1,272,821 shares for purchase at a price of $8.38 per share (or 92% of the net asset value per share determined as of the close of trading on January 5, 2001).

(3) Pursuant to the Fund's share repurchase program, the Fund repurchased approximately US$1.0 million worth of its common shares over the six months ended January 31, 2001.


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                                         THE MEXICO EQUITY AND INCOME FUND, INC.


--------------------------------------------------------------------------------
CONCLUSION AND OUTLOOK

Although there is still no consensus about whether the U.S. economy is experiencing a full-fledged recession (officially defined as two consecutive quarters of declining real economic activity), we believe that during the coming year, the U.S. economy will trace a "V-shaped" pattern: a relatively short slowdown or decline (steep or shallow) followed by a relatively rapid recovery. In the current market context, we also believe that the Mexican economy will experience a similar pattern: slow growth followed by a near-term recovery. Furthermore, Mexico's Ministry of Finance believes that the proposed fiscal reforms could build confidence among foreign investors, causing them to extend more credit to Mexico and its businesses. The Ministry believes that this would lay solid foundations for future economic policy.

The government's main economic goal is to converge Mexico's inflation figure with that of the U.S., its main trading partner, by the year 2003. Similarly, the Mexican Government targets the nation's Gross Domestic Product (GDP) to grow by 5% annually between now and 2003.

We anticipate that Mexico will be one of the two best-performing markets in the Latin American region (along with Brazil) due to: (1) the Bolsa's low EV/EBITDA ratio of 8.9x, with a growth forecast of 10% of EBITDA on average for 2001 and
(2) our expectations that the fiscal reform will be approved by Congress. Mexico will likely see a greater inflow of capital, especially if U.S. interest rates continue to fall during 2001.


Eugenia Pichardo
Portfolio Manager
Acci Worldwide, S.A. de C.V.
(Subsidiary of Acciones y Valores de Mexico, S.A. de C.V.)


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THE MEXICO EQUITY AND INCOME FUND, INC.


--------------------------------------------------------------------------------
REVIEW OF KEY ECONOMIC SECTORS AS OF JANUARY 31, 2001

COMMUNICATIONS

26.1% of the Fund's total investments

In the six months ended January 31, 2001, a number of important developments occurred in the Mexican telecommunications industry. On September 11, 2000, Cofetel, the telecommunications regulatory agency, established specific obligations for the nation's dominant carrier, Telmex, regarding tariffs, service quality and information. The purpose of these regulations is to strengthen the sector by fostering a more competitive environment. On October 6, 2000, Cofetel imposed a sharp reduction in the interconnection tariff, from US$0.0336 to US$0.0125 beginning in 2001.

Changes took place on the corporate level as well. On September 25, 2000, shareholders approved the spin-off of Telmex's wireless unit and most of its international assets into a new company called America Movil. In December 2000, Telmex, Avantel, and Alestra settled most of their issues by agreeing to pay all pending debts and to withdraw all litigation against one another.

In the fourth quarter of 2000, the third largest wireless company in Mexico, Motorola, sold its cellular operators in the North (Bajacel, Cedetel, Norcel and Movitel) to Spain's Telefonica for US$1.8 billion.

Ownership of the nation's second largest wireless company, Iusacell, changed hands. In January 2001, it was announced that Vodafone would acquire 34.5% of Iusacell, previously held by Grupo Peralta, for US$973 million.

In our opinion, we expect that the entry of Telefonica and Vodafone will increase competition in the Mexican wireless market. We also believe that a similar trend will occur in local telephony, where the entry of Avantel and Alestra should spur competition during 2001.

FINANCIAL GROUPS

18.5% of the Fund's total investments

Since 1995, the Mexican banking sector has been experiencing a consolidation, resulting in eight groups of higher quality than the sector has previously seen. Now, only six banks account for 84% of the sector's total assets, of which two banks - BBVA-Bancomer and Banamex - represent 52%. However, in a number of banking business segments (e.g., credit and mortgages), foreign-owned banks control more than 50% of the market.

For the next 12 months we estimate that outstanding bank loans will grow around 6%. By comparison, credit shrank by (3.8%) during 2000. We also foresee declining interest rates and increased competition among strengthened financial institutions. In anticipation of these conditions, banks have undertaken cost-reduction programs aimed at increasing profitability through efficiency.


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                                         THE MEXICO EQUITY AND INCOME FUND, INC.


MEDIA

17.9% of the Fund's total investments

The Mexican television market is controlled almost exclusively by two companies:
Televisa and TV Azteca. Televisa is the market leader with a 70% share. It has four main channels, two of them with national coverage. TV Azteca, on the other hand, has two channels providing national coverage through a network of affiliates and rerun stations. There are also some marginal competitors such as Channel 11 and regional broadcasters, but their presence accounts for only a small part of the sector.

National broadcasters' income rose throughout 2000, although Televisa's fourth quarter figures generated concerns about the impact of an economic slowdown on the industry outlook for 2001. Growth can be attributed to a recovery in consumption, higher advertising rates, and one-time events, such as Mexico's presidential election and the Olympic Games. These factors have enabled advertisers to "rediscover" television as a means of communicating their messages to the public.

Two factors caused revenues to increase during the last two years: (1) the end, in 1999, of the so-called "price war" and (2) the introduction of flexible advertising contracts. The "price war" began in 1997 when TV Azteca initiated a campaign to increase its market share by reducing advertising rates. That strategy depressed revenues and was abandoned later. With respect to the flexible advertising contracts, customers had had only two options until the mid-1990s: either one-year, flat-price contracts paid in advance or spot sales. Now broadcasters offer their customers other plans with different price structures. These changes in the way broadcasters deal with their customers have contributed to the rise in revenues witnessed over the last year.

Over the last two years, the two major broadcasters have come to an informal agreement which has helped them to boost advertising prices. In this agreement, Televisa announces its advertising rates for the coming year in the last quarter of the preceding year. Almost immediately after Televisa's announcement, TV Azteca announces its own rates, which resemble those of its competitor. This pattern continued in the fourth quarter of 2000.

Two factors continue to make this growth trend possible: (1) a high demand for prime time slots, more than 95% of which were sold in 2000; and (2) a lack of effective alternative media, such as radio or the Internet. These factors continue to cause revenues to rise for the major TV broadcasters because their customers are hesitant to move their business to alternative companies - that is, those with less impact - in such a tight market.


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--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF JANUARY 31, 2001

TV AZTECA, S.A. DE C.V. (TVAZTECA)

14.4% of the Fund's total investments

Television Azteca is Mexico's second largest television broadcasting company. The company has interests in television production and broadcasting, international distribution of programming, music recording, and professional soccer. TV Azteca also has an unconsolidated 46.5% stake in Unefon (see below), a telecommunications company that is trying to establish a nationwide wireless personal communications network in Mexico. TV Azteca also owns 50% of Todito.com, an Internet portal which boasted 410,000 registered users as of December 2000.

In September 2000, TV Azteca and Pappas Telecasting announced the launch of Azteca America Incorporated, a new television broadcasting network focused on the U.S. Hispanic market. TV Azteca will own 20% of the new network. It is expected that Azteca America will begin operations in the first half of 2001.

TV Azteca's sales during 2000 were 21% higher than in 1999. Similarly, the company's EBITDA rose 38% compared with 1999's figure. The rise in these figures resulted from higher prices, better ratings, lower average production costs and additional income from special events such as the presidential election and the Olympic Games.

As of December 31, 2000, TV Azteca's market capitalization was approximately US$1.8 billion, and its EV/EBITDA ratio was 11.5x.

We believe a number of factors could influence TV Azteca's results and share price through 2001. Growth of private consumption in Mexico would benefit the company. On the other hand, volatility in the exchange rate could hurt the company, since its debt is denominated in U.S. dollars. Because of the stock's high correlation with developments on the U.S. Nasdaq market, its share price could be hurt if the Nasdaq market continues to experience high volatility. Furthermore, TV Azteca may also suffer if competitor Televisa's cost-control measures and pricing strategy succeed in taking away TV Azteca's ratings and audience share. Finally, the performance of its subsidiaries Unefon and Todito.com and the new network, Azteca America, will bear significantly on TV Azteca through the end of 2001.

TELEFONOS DE MEXICO, S.A. DE C.V. (TELMEX)

14.1% of the Fund's total investments

Telmex is Mexico's leading telephone carrier. The company offers integrated telecommunications services including local, long distance, wireless, data, Internet access and paging services. Telmex is controlled by Carso Global Telecom, which owns 29.5% of the company, and SBC Communica-


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                                         THE MEXICO EQUITY AND INCOME FUND, INC.


tions, which owns 9.0%. France Telecom, which had been one of the controlling shareholders since Telmex's privatization in 1991, sold its 7.1% stake in a public offering on June 20, 2000.

Since deregulation took place, Telmex has maintained a dominant position in each market segment: currently 98% in local services, 65% in long distance, 70% in wireless and 60% in Internet/data.

Telmex's market capitalization was US$38 billion, as of January 31, 2001. During the year ended December 31, 2000, sales were 18% higher than in 1999, reaching US$12.6 billion. This increase was driven by higher revenue from wireless services, more data traffic and increased interconnection income. Income from local services was flat for 2000 compared with a year earlier, while international long-distance revenue decreased from its 1999 level during 2000.

The decrease in rates in real peso terms, as well as the higher costs and non-recurrent expenses related to the company's expansion, caused its EBITDA margin to fall (530 basis points) during the second half of 2000, to 50.4% vs. 55.7% a year earlier.

Although EBITDA increased 7% during 2000, net profit fell (5%) compared with a year earlier due to higher financing costs and increased losses in affiliated non-consolidated subsidiaries.

In December 2000, Telmex had 12 million fixed lines in Mexico, representing an increase of 11% since December 1999. During 2000, the company increased the number of its wireless subscribers in Mexico by 99% to 10.5 million. Telmex has a 10% minority stake in Prodigy, a company that provides Internet services in both the U.S. and Mexico. At the end of 2000, Prodigy had 634,000 Internet subscribers in Mexico, an increase of 134% over the previous twelve months.

On September 25, 2000, shareholders approved the spin-off of Telmex's wireless unit and most of its international assets into a new company called America Movil. This company was incorporated on October 1, 2000. On February 7, 2001, Telmex's shareholders received one America Movil share for each Telmex share they owned. The same day, America Movil shares began trading in all the markets where Telmex trades, under the ticker symbol AMX.

GRUPO FINANCIERO INBURSA, S.A. DE C.V.  (GFINBUR)

7.9% of the Fund's total investments

Grupo Financiero Inbursa, S.A. de C.V is the financial group owned by Carlos Slim, Mexico's most prominent businessman, who directly and indirectly controls 71% of the group; the rest is publicly traded. The group's investments are split among five main subsidiaries: (1) Banco Inbursa (commercial bank), 85.4%; (2) Seguros Inbursa (insurance company), 10.6%; (3) Inversora Bursatil (brokerage house), 2.4%; (4) Fianzas Guardiana (surety firm), 0.8%; and (5) Operadora Inbursa (mutual-fund management business), 0.6%. Minor subsidiaries account for the remaining 0.2% of the company.


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Banco Inbursa is Mexico's third largest bank, ranked by equity; sixth ranked by volume of loans; and ninth by deposits. As of September 2000, it had a 2.7% market share of loans and 0.5% of deposits. Banco Inbursa, the group's main subsidiary, has traditionally focused on wholesale lending to large corporations. Thus it has only five branches. In the second half of 2000, Banco Inbursa launched a strategy to attract retail customers and thereby lower its cost of funds. The bank will be able to secure funds from retail customers at lower rates than from its current main source of funding, the inter-bank market.

Seguros Inbursa, the insurance company, is a key player in the insurance market, ranking fourth in terms of direct premiums, with a 7.46% market share as of September 2000. At the end of December, 2000, Inversora Bursatil, the brokerage house, was fourth in the industry nationally in terms of trading volume. Operadora, the mutual fund manager, ended 2000 with a 49% share of the equity mutual funds market in Mexico. As of January 31, 2001, the market capitalization of Grupo Financiero Inbursa, S.A. de C.V. was approximately US$41 billion and its Price/Book Value ratio was 1.58x.

GRUPO FINANCIERO BANORTE, S.A. DE C.V. (GFNORTE)

6.0% of the Fund's total investments

Grupo Financiero Banorte is a financial group with interests in several services. Traditional banking operations account for 89.9% of net profit; the auxiliary sector (leasing, factoring, warehousing and bonding), accounts for 5.2%; long-term savings (pension funds, bank assurance and annuities), 2.4%; and brokerage, 1.6%. The holding company accounts for the rest. The group's retail/corporate bank, Banorte, is Mexico's third largest commercial bank ranked by loans and fifth by deposits. It is concentrated in the northwest part of the country where 41% of its branches are located. In that region it has a 28% market share. The bank currently complies with 2003 capitalization rules and has focused its strategy on increasing its presence in Mexico City. As of January 31, 2001, Grupo Financiero Banorte, S.A. de C.V. had a market capitalization of approximately US$826 million, and its Price/Book Value ratio was 1.07x.

CORPORACION INTERAMERICANA DE ENTRETENIMIENTO, S.A. DE C.V. (CIE)

5.9% of the Fund's total investments

CIE is the leading live entertainment holding company in Mexico serving the Spanish- and Portuguese-speaking markets in Latin America, Spain and the U.S. With headquarters in Mexico City, the Company's main operations consist of providing recreational and entertainment services and products. This includes the operation of entertainment venues and amusement parks; the promotion and staging of diverse live events; the promotion of trade fairs and exhibitions; and the sale of sponsorships, advertising, and food and beverages at those events and venues; as well as automated ticket sales for public events.


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The company recently branched out into the film industry through the production and distribution of films within the Spanish- and Portuguese-speaking markets of Latin America, Spain and the U.S. CIE has also ventured into the Internet through the development of a "vertical entertainment portal," a multi-purpose web site which produces its own content.

CIE's sales totaled US$376 million for the year ended September 30, 2000, up 44% from US$260 million a year earlier. Market capitalization was US$935 million as of January 31, 2001. For 2001, we estimate the EV/EBITDA ratio will be 9.95x and Estimated Price/Cash Earnings will be 16.3x.

UNEFON, S.A. DE C.V. (UNEFON)

5.6% of the Fund's total investments

Unefon is a Mexican cellular company with the capacity to deliver a variety of telecommunications services. It holds licenses for the 1.9 GHz PCS frequency band in each of Mexico's nine regions. Its licenses cover 30 MHz of bandwidth. Unefon started as a 50-50 joint venture between TV Azteca and Mexican entrepreneur Moises Saba, who is a former shareholder of TV Azteca's.

Unefon and TV Azteca have a long-term contract under which TV Azteca provides intensive nationwide advertising to develop brand recognition and publicize its services. Unefon also has other strategic alliances. Grupo Elektra (see below) markets and distributes Unefon's services to the public; Nortel Networks provides Unefon with software and hardware equipment, as well as financing for capital goods and working capital; American Tower Corporation builds, operates and leases to Unefon cellular antennas across Mexico.

Unefon began operations in February 2000, and currently has coverage in 12 cities, including Mexico City, Guadalajara and Monterrey. By December 2000, Unefon had 150,000 subscribers. During the same month, Unefon launched its IPO on the Mexican stock exchange; it raised almost US$98 million through the sale of 176 million Series "A" shares, which represented only about 7% of its stock. The funds raised in the IPO will be used to prepay some debt, continue the company's expansion and provide working capital.

As of January 19, 2001, the company's market capitalization was US$1.67 billion. Currently, TV Azteca and Mr. Saba are in negotiations to sell their majority positions in this company to foreign investors.

Key factors related to Unefon's results and market performance in 2001 will be:
(1) negotiations with potential strategic partners; (2) the impact of other alliances in the cellular market; (3) the number of subscribers and Average Revenue Per User (ARPU); and (4) the investment required to achieve major coverage in the country.


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THE MEXICO EQUITY AND INCOME FUND, INC.


GRUPO ELEKTRA, S.A. DE C.V. (ELEKTRA)

5.3% of the Fund's total investments

Grupo Elektra is Latin America's leading specialty retailer, with three separate retail chains that target Latin America's growing middle class. As of December 2000, the group was operating 950 stores in 320 cities throughout Mexico and five other countries in Latin America. The principal business units are:
Elektra, which offers electronic goods, furniture and appliances to middle- and lower-middle income groups; Hecali/The One, a family clothing merchandiser offering basic and basic fashion clothing; Salinas y Rocha, which focuses on furniture, electronic goods and appliances for the middle- and upper-middle income groups; CrediFacil, which extends financing credit to all Grupo Elektra's customers; and Dinero en Minutos/Dinero Express, which provides money transfer services from the U.S. to Mexico and within Mexico. Grupo Elektra also holds 18.3% of TV Azteca (see above), one of the two major TV broadcasting networks in Mexico.

In August 2000, the Salinas family secured a 12-month option to buy Elektra's stake in TV Azteca with a strike price of US$11.60 per American Depository Receipt (ADR). Even if the Salinas family were to exercise the option, Elektra would maintain the advertising contract with TV Azteca, which is an integral element of Elektra's strategy. Also, Elektra is planning an expansion program to open 70 new stores during 2001.

Recently, Elektra restructured its credit division (now called Credi Max), and signed an agreement with major housing developers and Banca Quadrum to offer housing development credits to eligible clients of its retailing units - Elektra, Salinas y Rocha, and The One stores. Additionally, Elektra undertook an organizational restructuring through which it will try, as a subsidiary of Grupo Salinas, to take advantage of its partnerships with TV Azteca, Unefon, Todito.com, Movilaccess, and Tele-Cosmo.

Sales estimates for Elektra are at approximately US$1.6 billion for 2001. Its market capitalization was US$1.2 billion as of January 2001. We estimate the EV/EBITDA ratio to be 4.9x for 2001 and the estimated Price/Earnings ratio to be 7.3x for the same period.

CARSO GLOBAL TELECOM, S.A. DE C.V. (TELECOM)

5.3% of the Fund's total investments

Carso Global Telecom (CGT) is a holding company with several interests in the telecommunications industry in Mexico, the United States, and Central and South America. The company resulted from a spin-off of Grupo Carso in July 1996 and is controlled by Carlos Slim.

CGT holds a 29.5% stake in Telmex (see above). The market value of CGT's participation as of January 31, 2001 was US$11.1 billion. Also, CGT is part owner in Prodigy, an Internet service provider in the U.S. with 2.7 million subscribers as of September 2000. The market value of CGT's 42% stake in Prodigy as of January 31, 2001 was US$139 million. The company also holds 1.1% of McLeod,

                                         THE MEXICO EQUITY AND INCOME FUND, INC.


valued at US$125 million as of January 31, 2001. McLeod is a Competitive Local Exchange Carrier (CLEC) that provides local, long distance and data telephony services in the United States.

The market capitalization of Carso Global Telecom, S.A. de C.V. was US$7.3 billion as of January 31, 2001.

GRUPO CARSO, S.A. DE C.V. (GCARSO)

5.2% of the Fund's total investments

Grupo Carso (Gcarso) is a conglomerate that participates in various sectors of the Mexican economy: auto parts, construction, telecommunications, retail, consumer goods, and mining. Gcarso also participates in the U.S. economy through CompUSA, a retail chain that sells computer equipment and electronic devices in the United States. CompUSA was acquired 51% by Gcarso's subsidiary Grupo Sanborns and the remaining 49% by Telmex for a total of US$800 million in February 2000.

Grupo Carso has six main subsidiaries: (1) Gsanbor (which accounted for 61% of sales and 37% of EBITDA during 2000) includes retail and department stores, computer equipment and electronic devices, restaurants, music stores, and shopping centers; (2) Condumex (16% of sales and 25% of EBITDA) produces cable and other products for the construction, auto parts and telecommunications industries; (3) Nacobre (6% of sales and 9% of EBITDA) produces copper, aluminum and PVC products; (4) Porcelanite (3% of sales and 9% of EBITDA) produces ceramic tiles; (5) Cigatam (9% of sales and 7% of EBITDA) is a 50-50 joint venture with Philip Morris for tobacco cultivation and cigarette production; and
(6) Frisco (4% of sales and 6% of EBITDA) is a small conglomerate on its own, comprising three divisions: mining, chemicals (Quimica Fluor, which produces hydrofluoric acid) and railway (Ferrosur).

Gcarso's sales totaled US$9.1 billion for the twelve months ended December 31, 2000, more than doubling its sales figure of US$4.1 billion in 1999. Its market capitalization was US$2.3 billion as of January 31, 2001. The EV/EBITDA ratio for 2000 was 5.2x and the Price/Cash Earnings ratio was 8.2x. For 2001, we estimate the EV/EBITDA ratio will decline to 4.4x and the Price/Cash Earnings ratio will drop to 6.6x.

WAL-MART DE MEXICO, S.A. DE C.V., (WALMEX)

4.9% of the Fund's total investments

Walmex is the main self-service store chain in Mexico. As of December 2000, it operated 225 self-service stores, 53 department stores and 218 restaurants for a total of 496 units nationally. Walmex has a sales floor area of 1.7 million square meters and its restaurants have 47,642 seats in total. In September 2000, the company employed 74,202 workers. For the year ended December 31, 2000, Walmex posted US$7.5 billion in revenues.

Walmex's market capitalization was US$10.9 billion as of January 31, 2001. We estimate the EV/EBITDA ratio for 2001 will be 12.4x and the Price/Cash Earnings ratio will be 18.9x.

THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 2001
Schedule of Investments                                              (unaudited)

Mexico (96.51% of holdings)

COMMON STOCKS  (88.90% of holdings)

Number of                                               Percent of
Shares       Security                                   Holdings       Value
--------------------------------------------------------------------------------

             Communications                               26.06%
 1,987,550   Carso Global Telecom - A1* ........................    $  4,403,529
    78,500   Grupo Iusacell, S.A. ADR * ........................         942,785
 1,625,000   Telefonos de Mexico, S.A. de C.V. L ...............       4,400,341
   137,020   Telefonos de Mexico, S.A. de C.V. L ADR ...........       7,436,076
 7,433,000   Unefon, S.A. de C.V * .............................       4,689,833
                                                                    ------------
                                                                      21,872,564
                                                                    ------------
             Construction                                  0.97%
   667,000   Consorcio ARA, S.A. de C.V ........................         814,088
                                                                    ------------
                                                                         814,088
                                                                    ------------
             Entertainment                                 5.94%
 1,270,000   Corporacion Interamericana de Entretenimiento,
               S.A. de C.V.B * .................................       4,981,216
                                                                    ------------
                                                                       4,981,216
                                                                    ------------
             Financial Groups                             18.46%
 2,943,700   Grupo Financiero Banorte, S.A. de C.V * ...........       5,008,674
 5,169,500   Grupo Financiero BBVA Bancomer, S.A. de C.V. O * ..       3,379,317
 2,000,000   Grupo Financiero GBM Atlantico, S.A. de C.V. B + ..         496,483
 1,630,600   Grupo Financiero Inbursa, S.A. de C.V * ...........       6,611,452
                                                                    ------------
                                                                      15,495,926
                                                                    ------------
             Food, Beverage, and Tobacco                   2.70%
    60,000   Fomento Economico Mexicano, S.A. de C.V. B ........         190,526
     65,200  Fomento Economico Mexicano, S.A. de C.V. B  ADR ...       2,079,880
                                                                    ------------
                                                                       2,270,406
                                                                    ------------
             Industrial Conglomerates                      5.22%
 1,443,000   Grupo Carso, S.A. de C.V. Series A1 * .............       4,383,628
                                                                    ------------
                                                                       4,383,628
                                                                    ------------

THE MEXICO EQUITY AND INCOME FUND, INC.


                                                                January 31, 2001
Schedule of Investments (continued)                                  (unaudited)

COMMON STOCKS  (continued)

Number of                                               Percent of
Shares       Security                                   Holdings       Value
--------------------------------------------------------------------------------

             Media                                        17.92%
   555,000   Grupo Televisa, S.A. * ............................    $  1,486,238
    26,900   Grupo Televisa, S.A. ADR * ........................       1,439,150
12,366,200   TV Azteca, S.A. de C.V. ...........................       8,019,867
   388,300   TV Azteca, S.A. de C.V. ADR .......................       4,096,565
                                                                    ------------
                                                                      15,041,820
                                                                    ------------
             Retailing                                     6.31%
   456,700   Organizacion Soriana, S.A. de C.V .................       1,185,209
 1,030,000   Wal-Mart de Mexico, S.A. de C.V.C * ...............       2,229,820
   800,000   Wal-Mart de Mexico, S.A. de C.V.V * ...............       1,877,534
                                                                    ------------
                                                                       5,292,563
                                                                    ------------
             Specialty Stores                              5.32%
 4,306,900   Grupo Elektra, S.A. de C.V. .......................       4,463,709
                                                                    ------------
                                                                       4,463,709
                                                                    ------------
             TOTAL COMMON STOCKS (Cost $75,113,063)                   74,615,920
                                                                    ------------

THE MEXICO EQUITY AND INCOME FUND, INC.


                                                                January 31, 2001
Schedule of Investments (continued)                                  (unaudited)

CONVERTIBLE DEBENTURE (1.52% of holdings)

Par Value                                               Percent of
(000)        Security                                   Holdings       Value
--------------------------------------------------------------------------------

 MXP 9,465   Grupo Financiero Bancomer 25.36%, 05/16/02 ** .....    $  1,272,758
                                                                    ------------
             TOTAL CONVERTIBLE DEBENTURE (Cost $1,515,903) .....       1,272,758
                                                                    ------------

SHORT TERM OBLIGATIONS (6.09% of holdings)

             PROMISSORY NOTES
MXP 24,705   Banco de Comercio Exterior 17.5%, 02/01/01 ........       2,555,313
MXP 24,694   Banco Mercantil del Norte, S.A. 17.5%, 02/01/01 ...       2,554,191
                                                                    ------------
             TOTAL PROMISSORY NOTES (Cost $5,109,504) ..........       5,109,504
                                                                    ------------
             TOTAL SHORT TERM OBLIGATIONS (Cost $5,109,504) ....       5,109,504
                                                                    ------------
             TOTAL MEXICO (Cost $81,738,470) ...................      80,998,182
                                                                    ------------

UNITED STATES SHORT TERM OBLIGATION (3.49% of holdings)

Number of
Shares                                                                 Value
--------------------------------------------------------------------------------

 2,931,068   Temporary Investment Fund, Inc. - Temp Cash Portfolio     2,931,068
             TOTAL UNITED STATES SHORT TERM
               OBLIGATION (Cost $2,931,068) ....................       2,931,068
                                                                    ------------

             TOTAL INVESTMENTS (Cost $84,669,538) ++     100.00%    $ 83,929,250
                                                                    ============

                                         THE MEXICO EQUITY AND INCOME FUND, INC.


                                                                January 31, 2001
Schedule of Investments (concluded)                                  (Unaudited)

Footnotes and Abbreviations

            *     Non-Income producing security.

            ** Variable rate security. Interest rate represents rate at January 31, 2001.

            + At fair value as determined under the supervision of the Board of Directors.

            ++    Aggregate cost for Federal income tax purposes is $87,309,806.

                  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                       Excess of market value over tax cost         $ 2,962,913
                       Excess of tax cost over market value          (6,343,469)
                                                                    -----------
                                                                    $(3,380,556)
                                                                    ===========

           ADR - American Depository Receipt

           MXP - Mexican Pesos

See accompanying notes to financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 2001
Statement of Assets and Liabilities                                  (Unaudited)

Assets

Investments, at value (Cost $84,669,538) .....................    $  83,929,250
Foreign currency holdings (Cost $5,196,138) ..................        5,185,255
Receivables:
    Interest .................................................           27,869
    Maturities ...............................................        7,084,430
    Securities sold ..........................................        6,468,614
Prepaid expenses .............................................           22,825
                                                                  -------------
          Total Assets .......................................      102,718,243
                                                                  -------------

LIABILITIES

Payable for securities purchased .............................       13,667,181
Mexican Advisory fees payable ................................           37,996
Co-Advisory fees payable .....................................           29,228
Administration fee payable ...................................           14,614
Accrued expenses .............................................          137,930
                                                                  -------------
          Total Liabilities ..................................       13,886,949
                                                                  -------------

          Net Assets .........................................    $  88,831,294
                                                                  =============

          NET ASSET VALUE PER SHARE
            ($88,831,294/8,672,773) ..........................    $       10.24
                                                                  =============

NET ASSETS CONSIST OF:

Capital stock, $0.001 par value; 11,825,273 shares issued
    and outstanding (100,000,000 shares authorized) ..........    $      11,825
Paid-in capital ..............................................      131,288,786
Cost of 3,152,500 shares repurchased .........................      (27,246,271)
Distributions in excess of net investment loss ...............         (437,021)
Accumulated net realized loss on investments and foreign
    currency related transactions ............................      (14,041,253)
Net unrealized depreciation in value of investments and on
    translation of other assets and liabilities denominated
    in foreign currency ......................................         (744,772)
                                                                  -------------
                                                                  $  88,831,294
                                                                  =============

See accompanying notes to financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.


                                                        For the Six Months Ended
Statement of Operations                             January 31, 2001 (Unaudited)
Investment Income
Interest (Net of taxes withheld of $22,371) .................                 $   576,582
Dividends (Net of taxes withheld of $20,240) ................                     243,172
                                                                              -----------
               Total investment income ......................                     819,754
                                                                              -----------

Expenses
Mexican Advisory fees .......................................   $   270,199
Co-Advisory fees ............................................       207,846
Legal fees ..................................................       127,093
Administration fees .........................................       103,923
Custodian fees ..............................................        48,041
Insurance ...................................................        42,470
Audit fees ..................................................        21,867
Transfer agent fees .........................................        21,615
Printing ....................................................        15,832
Directors' fees .............................................        12,415
NYSE fees ...................................................        12,213
Miscellaneous ...............................................         6,060
                                                                -----------
               Total expenses ...............................                     889,574
                                                                              -----------
               Net investment income (loss) .................                     (69,820)
                                                                              -----------

Net Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Holdings and Translation of Other Assets and
Liabilities Denominated in Foreign Currency:
Net realized gain (loss) from:
     Security transactions ..................................                  (9,469,119)
     Foreign currency related transactions ..................                      58,757
                                                                              -----------
                                                                               (9,410,362)

Net change in unrealized appreciation of investments and
   translations of other assets and liabilities denominated
   in foreign currency ......................................                   1,984,447
                                                                              -----------

Net realized and unrealized loss on investments, foreign
   currency holdings and translation of other assets and
   liabilities denominated in foreign currency ..............                  (7,425,915)
                                                                              -----------

Net decrease in net assets resulting from operations ........                 $(7,495,735)
                                                                              ===========

THE MEXICO EQUITY AND INCOME FUND, INC.


Statements of Changes in Net Assets

                                                                      For the Six
                                                                      Months Ended      For the Year
                                                                      January 31, 2001  Ended
                                                                      (Unaudited)       July 31, 2000
-----------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets

Operations
Net investment income (loss) ......................................   $     (69,820)    $     288,951
Net realized gain (loss) on investments and foreign currency
   related transactions ...........................................      (9,410,362)       23,309,764
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
    liabilities denominated in foreign currency ...................       1,984,447         5,231,592
                                                                      -------------     -------------

    Net increase (decrease) in net assets resulting from operations      (7,495,735)       28,830,307
                                                                      -------------     -------------

Distributions to shareholders from
Net investment income ($0.02 and $0.12 per share, respectively) ...        (195,456)       (1,295,474)
Net realized gains ($0.60 and $0.00 per share, respectively) ......      (5,970,812)               --
                                                                      -------------     -------------

    Decrease in net assets from distributions .....................      (6,166,268)       (1,295,474)
                                                                      -------------     -------------

Capital share transactions
Shares repurchased under Tender Offer (1,272,821 shares) ..........     (10,667,767)               --
Shares repurchased under Stock Repurchase Program
    (96,800 and 1,199,700 shares respectively) ....................        (951,000)      (10,573,159)
                                                                      -------------     -------------

    Decrease in net assets from capital share transactions ........     (11,618,767)      (10,573,159)
                                                                      -------------     -------------

Total increase (decrease) in net assets ...........................     (25,280,770)       16,961,674
                                                                      -------------     -------------

NET ASSETS
Beginning of period ...............................................     114,112,064        97,150,390
                                                                      -------------     -------------

End of period .....................................................   $  88,831,294     $ 114,112,064
                                                                      =============     =============

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

                                             For the Six
                                             Months Ended        For the Year      For the Year      For the Year
                                             January 31, 2001    Ended             Ended             Ended
                                             (Unaudited)         July 31, 2000     July 31, 1999     July 31, 1998
                                             ----------------    -------------     -------------     -------------
Per Share Operating Performance
Net asset value, beginning of period .....   $       11.36       $        8.64     $       10.16     $       16.83
                                             -------------       -------------     -------------     -------------
Net investment income (loss) .............           (0.01)               0.03              0.22              0.23
Net realized and unrealized gains (losses)
  on investments, foreign currency
  holdings, and translation of other
  assets and liabilities denominated
  in foreign currency ....................           (0.59)               2.62             (0.87)            (3.34)
                                             -------------       -------------     -------------     -------------
Net increase (decrease) from
  investment operations ..................           (0.60)               2.65             (0.65)            (3.11)
                                             -------------       -------------     -------------     -------------

Less: Distributions
  Dividends from net investment
    income ...............................           (0.02)              (0.12)               --             (0.19)
  Distributions from net realized gains ..           (0.60)                 --             (0.93)            (3.37)
                                             -------------       -------------     -------------     -------------
Total dividends and distributions ........           (0.62)              (0.12)            (0.93)            (3.56)
                                             -------------       -------------     -------------     -------------

Capital share transactions
  Anti-dilutive effect of Tender Offer ...            0.09                  --              0.04                --
  Anti-dilutive effect of Share
    Repurchase Program ...................            0.01                0.19              0.02                --
  Dilutive effect of rights offering .....              --                  --                --                --
                                             -------------       -------------     -------------     -------------
Total capital share transactions .........            0.10                0.19              0.06                --
                                             -------------       -------------     -------------     -------------
Net asset value, end of period ...........   $       10.24       $       11.36     $        8.64     $       10.16
                                             =============       =============     =============     =============

Per share market value, end of period ....   $        9.40       $     10.6875     $      7.0625     $        7.75

Total Investment Return Based
  on Market Value* .......................           (5.73)%             53.36%             7.24%           (26.23)%


                                             For the Year      For the Year
                                             Ended             Ended
                                             July 31, 1997     July 31, 1996
                                             -------------     -------------
Per Share Operating Performance
Net asset value, beginning of period .....   $       11.96     $       11.31
                                             -------------     -------------
Net investment income (loss) .............            0.43              0.81+
Net realized and unrealized gains (losses)
  on investments, foreign currency
  holdings, and translation of other
  assets and liabilities denominated
  in foreign currency ....................            5.55              0.67+
                                             -------------     -------------
Net increase (decrease) from
  investment operations ..................            5.98              1.48
                                             -------------     -------------

Less: Distributions
  Dividends from net investment
    income ...............................           (0.44)               --
  Distributions from net realized gains ..           (0.67)            (0.09)
                                             -------------     -------------
Total dividends and distributions ........           (1.11)            (0.09)
                                             -------------     -------------

Capital share transactions
  Anti-dilutive effect of Tender Offer ...              --                --
  Anti-dilutive effect of Share
    Repurchase Program ...................              --                --
  Dilutive effect of rights offering .....              --             (0.74)
                                             -------------     -------------
Total capital share transactions .........              --             (0.74)
                                             -------------     -------------
Net asset value, end of period ...........   $       16.83     $       11.96
                                             =============     =============

Per share market value, end of period ....   $      14.125     $       9.625

Total Investment Return Based
  on Market Value* .......................           62.52%            (8.26)%

THE MEXICO EQUITY AND INCOME FUND, INC.


Financial Highlights (concluded)

Ratios/Supplemental Data
Net assets, end of year (in 000s) ........   $ 88,831       $114,112     $  97,150     $ 120,148     $ 199,066     $ 141,448
Ratios of expenses to average net
  assets .................................       1.71%++        2.03%         1.88%       1.46 %          1.49%         1.56%
Ratios of net investment income (loss)
  to average net assets ..................      (0.13)%++       0.27%         2.72%         1.65%         3.29%         7.32%
Portfolio turnover .......................     103.91%        249.28%       163.23%        88.85%       127.44%        42.59%

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Total investment return for a period less than a year is not annualized and does not reflect sales loads or brokerage commissions.

+     Based on average shares outstanding.

++    Annualized

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.


                                                                January 31, 2001
Notes to Financial Statements                                        (Unaudited)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Securities for which market values are not readily ascertainable, which aggregated $496,483 (0.56% of net assets) at January 31, 2001, are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to

THE MEXICO EQUITY AND INCOME FUND, INC.


                                                                January 31, 2001
Notes to Financial Statements (continued)                            (Unaudited)

its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. During the fiscal year ended July 31, 2000 the Fund utilized $9,621,668 of capital losses carried forward from prior periods.

In accordance with U.S. Treasury regulations, the Fund elected to defer $2,517,415 of capital losses and $294,395 of net realized foreign currency losses arising after October 31, 1999. Such losses are treated for tax purposes as arising on August 1, 2000.

The Fund is subject to the following withholding taxes on income from Mexican sources:

      Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 7.69%. Mexican companies that reinvest profits are subject to income tax at a rate of 30%. Mexican companies that decide to distribute profits through dividends are also subject to income tax at a rate of 35%.

      Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

      Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange ("MSE") are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 20% of the amount received or, upon the election of the Fund, at 40% of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

      (ii) purchases and sales of investment securities, income and expenses at the Mexican peso rate of exchange prevailing on the respective dates of such transactions.

THE MEXICO EQUITY AND INCOME FUND, INC.


                                                                January 31, 2001
Notes to Financial Statements (continued)                            (Unaudited)

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would generally not be in the interest of the Fund's shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

THE MEXICO EQUITY AND INCOME FUND, INC.


                                                                January 31, 2001
Notes to Financial Statements (continued)                            (Unaudited)

During the year ended July 31, 2000, the Fund reclassified a loss of $343,794 from accumulated net realized gain on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to foreign currency losses. Net investment income and net assets were not affected by the reclassification.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Acci Worldwide, S.A. de C.V. serves as the Fund's Mexican Adviser (the "Mexican Adviser") under the terms of the Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Mexican Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Mexican Adviser receives a monthly fee at an annual rate of 0.52% of the Fund's average weekly net assets. For the six months ended January 31, 2001, these fees amounted to $270,199.

Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp. serves as the Fund's U.S. Co-Adviser ("Co-Adviser") under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). Pursuant to the Co-Advisory Agreement, the Co-Adviser makes investment decisions regarding the Fund's convertible debt securities jointly with the Mexican Adviser and provides advice and consultation to the Mexican Adviser on investment decisions for the Fund. For its services, the Co-Adviser receives a monthly fee at an annual rate of 0.40% of the Fund's average weekly net assets. For the six months ended January 31, 2001, these fees amounted to $207,846.

CIBC World Markets Corp., an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the six months ended January 31, 2001, these fees amounted to $103,923.

The Fund pays each of its directors who is not a director, officer or employee of the Mexican Adviser, the Co-Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each meeting attended by means of a telephone conference. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: Portfolio Activity

Purchases and sales of securities other than short-term obligations, aggregated $95,691,613 and $103,829,917 respectively, for the six months ended January 31, 2001.

THE MEXICO EQUITY AND INCOME FUND, INC.


                                                                January 31, 2001
Notes to Financial Statements (continued)                            (Unaudited)

NOTE D: TRANSACTIONS WITH AFFILIATES

Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Mexican Adviser, received total brokerage commissions from the Fund of $156,682 during the six months ended January 31, 2001.

NOTE E: CAPITAL STOCK

At a meeting of the Board of Directors held on November 10, 2000, the Board of Directors approved a tender offer program (the "Second Tender").

The Second Tender allowed the Fund to purchase up to 20% of each shareholder's shares of common stock of the Fund for cash at a price equal to 92% of the Fund's net asset value per share as of the closing date. The tender offer commenced on December 4, 2000 and expired on January 5, 2001. In connection with the tender offer, the Fund purchased 1,272,821 shares of capital stock at a total cost of $10,667,767.

At a special meeting of the Board of Directors held on March 5, 1999, the Board of Directors approved a tender offer and share repurchase program.

Pursuant to the tender offer, the Fund offered to purchase up to 10% of each shareholder's shares of common stock of the Fund for cash at a price equal to 90% of the Fund's net asset value per share as of the closing date. The tender offer commenced on April 12, 1999 and expired on May 14, 1999. In connection with the tender offer, the Fund purchased 463,179 shares of capital stock at a total cost of $4,173,245. The share repurchase program authorized the Fund to buy back up to 10% of its outstanding shares of common stock in the open market following the completion of the tender offer.

At a special meeting of the Board of Directors held on October 11, 1999, the Board of Directors approved a new share repurchase program. Pursuant to the share repurchase program, the Fund was authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of the Fund's then outstanding shares of common stock, through a combination of share purchases and tender offers.

THE MEXICO EQUITY AND INCOME FUND, INC.


                                                                January 31, 2001
Notes to Financial Statements (continued)                            (Unaudited)

Pursuant to the share repurchase programs, during the six months ended January 31, 2001, the Fund purchased 96,800 shares of capital stock in the open market at a total cost of $951,000. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 10.47%. During the fiscal year ended July 31, 2000, the Fund purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.

The shares purchased pursuant to the tender offer and share repurchase programs are held as authorized and unissued stock.

NOTE F: PROPOSED LIQUIDATION OF THE FUND

At its special meeting held on April 4, 2000, the Fund's Board of Directors determined that in its judgement it is advisable to liquidate and dissolve the Fund, and by unanimous written consent dated May 9, 2000, the Board of Directors adopted a Plan of Liquidation and Dissolution (the "Plan") of the Fund. Further, the Board of Directors directed that the Plan be submitted to the stockholders of the Fund for approval. The Plan provided that the liquidation and dissolution of the Fund would become effective only upon (a) the adoption and approval of the Plan by the affirmative vote of the holders of 66 2/3% of the outstanding shares of capital stock of the Fund at a meeting of the stockholders called for the purpose of voting upon the Plan and (b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and its Board of Directors. After the effective date of the Plan, the Fund would cease its business as an investment company and not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and would dissolve in accordance with the Plan.

A special meeting of the stockholders was convened on July 14, 2000 to consider and act upon the proposal to liquidate and dissolve the Fund, as set forth in the Plan adopted by the Board of Directors of the Fund. As there were insufficient votes in favor of the proposal to liquidate and dissolve the Fund, the meeting was adjourned and first reconvened on August 11, 2000 and then on September 12, 2000. At the reconvened meeting on September 12, 2000, the Fund did not receive the required vote of the stockholders to approve the Plan. As the Plan was not approved, in accordance with the Plan, the Fund continues to exist as a registered investment company in accordance with its stated investment objectives and policies.

THE MEXICO EQUITY AND INCOME FUND, INC.


                                                                January 31, 2001
Notes to Financial Statements (continued)                            (Unaudited)

At its meeting held on September 15, 2000, the Fund's Board of Directors indicated that it intends to resubmit the proposal to liquidate and dissolve the Fund at the next stockholders meeting to be held after the completion of the tender offer unless a more appropriate alternative is identified prior to the stockholders meeting. This proposal is being submitted to the Fund's stockholders at the Annual Meeting of stockholders scheduled for March 16, 2001.

NOTE G: OTHER

At January 31, 2001, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be inhibited.

THE MEXICO EQUITY AND INCOME FUND, INC.


Results of Annual Shareholders Meeting

The Fund's Annual Shareholders meeting was held on March 16, 2001.

The following table provides information concerning the matters voted on at the meeting:

I.  Election of Directors

              Nominee                  Votes For              Votes Withheld
        ------------------       --------------------       ------------------
         Alan H. Rappaport             6,208,537                 2,050,219

Following the March 16, 2001 shareholders meeting, the following individuals resigned as directors of the Fund:

         Carroll W. Brewster
         Sol Gittleman
         Alan H. Rappaport

II. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund

             Votes For              Votes Against             Votes Abstained
        ------------------       --------------------       ------------------
             7,713,070                  72,120                    473,566

III. Shareholder Proposal

The approval of the liquidation and dissolution of the Fund, as set forth in the Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund.

      Votes For        Votes Against       Votes Abstained     Broker Non-Votes
   --------------     ---------------    ------------------   ------------------
      2,409,367          4,028,120             74,885              1,746,384

                                         THE MEXICO EQUITY AND INCOME FUND, INC.


Dividends and Distributions

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by PFPC Inc., the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. If net

THE MEXICO EQUITY AND INCOME FUND, INC.

asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.